UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

Marathon Oil Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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***  Exercise Your Right to Vote  ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on May 27, 2020.

MARATHON OIL CORPORATION	Meeting Information
	Meeting Type:	2020 Annual Meeting of Stockholders
	For holders as of:	March 31, 2020
	Date: May 27, 2020	Time: 10:00 a.m. Central Time
	Location:	CONFERENCE CENTER AUDITORIUM MARATHON OIL TOWER 5555 SAN FELIPE STREET HOUSTON, TX 77056
You are receiving this communication because you hold shares in the company named above.
C/O SHAREHOLDER SERIVCES P.O. BOX 2069 HOUSTON, TX 77252-2069
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE: • 2020 Notice of Annual Meeting of Stockholders and Proxy Statement • Letter to Stockholders and 2019 Annual Report on Form 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow à (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.
How to Request and Receive a PAPER or E-MAIL Copy: To receive a paper or e-mail copy of these documents, free of charge, please utilize one of the following methods:
1)	INTERNET:	www.proxyvote.com
2)	TELEPHONE:	1-800-579-1639
3)	E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow à (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 13, 2020 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods
Vote In Person: If you are a holder of record of Marathon Oil common stock, you may vote in person at the meeting. We will provide you a ballot at the meeting.

Vote By Internet: Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the à available and follow the instructions. If you are a registered holder, use the Internet to transmit your voting instructions and for electronic delivery of information up until II:59 p.m. EDT the day before the meeting. If you hold these shares in the Marathon Oil Company Thrift Plan, use the Internet to transmit your voting instructions and for electronic delivery of information by II:59 p.m. EDT on May 21, 2020.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

VOTING ITEMS

Your Board of Directors recommends you vote "FOR" Items 1a. through 1h.

1	Election of directors for a one-year term expiring in 2021

Nominees:

	1a. Gregory H. Boyce	Your Board of Directors recommends you vote "FOR" Item 2

	1b. Chadwick C. Deaton	2. Ratify the selection of PricewaterhouseCoopers LLP as our independent auditor for 2020.

	1c. Marcela E. Donadio	Your Board of Directors recommends you vote "FOR" Item 3

	1d. Jason B. Few	3. Advisory vote to approve the compensation of our named executive officers.

1e. Douglas L. Foshee

1f. M. Elise Hyland

1g. Lee M. Tillman

1h. J. Kent Wells